SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.

PFW WATER FUND

Class A, Class C and Class I Shares

Supplement dated August 29, 2011

to the Prospectus dated  August 1, 2011 (the “Prospectus”) and Statement of Additional Information (“SAI”) dated  August 1, 2011

Effective August 23, 2011, Rodney D. Hagenbuch replaced Ben Murillo, Jr. as portfolio manager of the PFW Water Fund (the “Fund”) and became primarily responsible for the day-to-day management of the Fund.

The information in the section titled “Portfolio Manager” on page 5 of the Prospectus has been replaced with the following:

Rodney D. Hagenbuch, the portfolio manager of the PFW Water Fund, has been responsible for the day-to-day management of the Fund since August 23, 2011.

The following biography of Rodney D. Hagenbuch replaces the first paragraph of the section titled “INVESTMENT ADVISORY SERVICES/Portfolio Manager” on page 7 of the Prospectus:

Rodney D. Hagenbuch is the portfolio manager of the PFW Water Fund and is responsible for day-to-day management of the Fund.  Mr. Hagenbuch became portfolio manager of the Fund on August 23, 2011.  Since 2009, Mr. Hagenbuch has served as the Chief Operating Officer and Chief Compliance Officer of the Fund Manager.  Prior to joining the Fund Manager, Mr. Hagenbuch co-founded the Quantum Leap Institute in 2002 and lectured through the country on practice management and investment management for financial advisors though 2008.  In addition, Mr. Hagenbuch served as a strategic advisor to Affinity Asset Management from 2003 to 2007 where he acted as a liaison between the portfolio manager and analysts of various securities firms.

The last sentence of the third paragraph of the section titled “Fund Manager/The Advisor Agreement” on page 11 of the SAI has been replaced with the following:

Rodney D. Hagenbuch is the portfolio manager responsible for the day-to-day management of the PFW Water Fund.

The information regarding Ben Murillo, Jr. in the section titled “PORTFOLIO MANAGER” on page 21 of the SAI has been replaced with the following:

Rodney D. Hagenbuch the portfolio manager of the PFW Water Fund and has been responsible for the day-to-day management of the Fund since August 23, 2011.  As of August 23, 2011, Mr. Hagenbuch was responsible for the management of the following types of accounts in addition to the PFW Water Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Rodney D. Hagenbuch
Registered Investment Companies	None	N/A	N/A	N/A
Other Pooled Investment Vehicles	None	N/A	N/A	N/A
Other Accounts	None	N/A	N/A	N/A

The information in the section titled “Compensation” on page 22 of the SAI has been replaced with the following information:

As of August 23, 2011, Mr. Hagenbuch will receive a salary of $1 per year for management of the Fund.  Mr. Hagenbuch’s compensation arrangement will be reviewed once the Fund reaches $30 million in assets.  In addition to his stated compensation for serving as the portfolio manager of the fund, Mr. Hagenbuch has a minority equity interest in the Fund Manager.   The following table shows the dollar range of equity securities beneficially owned by the portfolio manager of the PFW Water Fund as of August 23, 2011.

Name of Portfolio Manager	Dollar Range of Equity Securities in Managed Fund
Rodney D. Hagenbuch.	Class A Shares $91,446.12 Class I Shares: $4,203.00

This Supplement, and the Prospectus dated August 1, 2011 and the Statement of Additional Information dated August 1, 2011, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus, as supplemented, and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-800-723-8637.

Supplement dated August 29, 2011